Line of Credit and Cash Reserve Liabilities	12 Months Ended
Jun. 30, 2014
Line of Credit and Cash Reserve Liabilities [Abstract]
LINE OF CREDIT AND CASH RESERVE LIABILITIES

Note 9 – LINE OF CREDIT AND CASH RESERVE LIABILITIES

	June 30,	June 30,
	2014	2013
Wholesale loan facility	$27,746,303	$25,669,388
Cash reserve liabilities	878,747	2,731,094
	$28,625,050	$28,400,482

Wholesale Loan Facility

The Company had a secured line of credit under a Receivables Purchase Agreement (“RPA”) with a bank in Sydney Australia for up to AUD$40 million and AUD$30 million as of June 30, 2014 and 2013, respectively. The line of credit is secured mainly by trade receivables. Interest is charged at the bank’s reserve rate plus an agreed upon margin from the bank. The agreement is renewed annually on an agreed anniversary date, the latest of which was December 31, 2013. In 2014, the facility limit was extended to AUD$40 million and renewed until December 31, 2014. Interest expense charged to cost of revenue related to the loan for the years ended June 30, 2014 and 2013 was approximately USD $1,663,808 and USD $1,814,648, respectively.

Cash Reserve

The Company is required to maintain certain cash reserves with its senior debt provider in accordance with the RPA. The Required Cash Reserve amount may be provided by the Company or its customers and is held in a ‘Cash Reserve Account’ with its senior debt provider in accordance with the RPA’s terms and conditions.  The Required Cash Reserve balance is adjusted based on the RPA and the total facility limit provided to the Company by the senior lender.